SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 3, 2004, Federated Investors, Inc. issued a press release and a letter from its CEO and distributed a letter from the Federated Funds’ Directors to Fund shareholders. These items are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Exhibits:

Exhibit 99.1	Additional exhibits – Press release issued by Federated Investors, Inc. dated February 3, 2004

Exhibit 99.2	Additional exhibits – Federated CEO letter to Fund Shareholders dated February 3, 2004

Exhibit 99.3	Additional exhibits – Federated Fund Directors’ letter to Fund Shareholders dated February 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.
(REGISTRANT)

Dated: February 3, 2004	By:	/S/ THOMAS R. DONAHUE
Thomas R. Donahue
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Federated Investors, Inc. dated February 3, 2004

99.2	Federated CEO letter to Fund Shareholders dated February 3, 2004

99.3	Federated Fund Directors’ letter to Fund Shareholders dated February 3, 2004